AMENDMENT AGREEMENT No. 1

THIS AMENDMENT AGREEMENT No. 1 (this “Agreement”), dated as of February 6, 2007, by and between

(1)	BELMARK ENTERPRISES, INC., a company organized under the laws of the British Virgin Islands (“BELMARK”), and

(2)	SFMT-CIS, INC., a corporation existing under the laws of the State of Delaware (“SFMT”).

SFMT and BELMARK are referred to herein individually as “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, SFMT and BELMARK, have entered into a share purchase agreement, dated December 15, 2006 (the “SPA”), in respect of the purchase by SFMT of certain shares in Fortland Limited, a company organized and existing under the laws of the British Virgin Islands (“FORTLAND”);

WHEREAS, the Parties wish to amend the SPA;

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements, provisions and covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Definitions. All capitalized terms used herein shall have the meanings assigned to such terms in the SPA.

2. Amendments. With effect from the date hereof, the SPA shall be amended as follows:

(a) Section 3.2(a)(ii) of the SPA shall be replaced in its entirety with the following:

"(ii) After all conditions specified in Section 3.2(a)(i) and Section 4.1 have been fulfilled by Seller, but in no event later than April 5, 2007 Buyer shall pay the First Installment to the Seller to the bank account of Seller specified in Section 10.10.”

3. Amendments are Limited.

(a) Other than as amended hereby, all other terms and conditions of the SPA and the other Transaction Documents shall remain in full force and effect.

(b) All references to the SPA in the Transaction Documents and any other documents executed in connection therewith shall for all purposes be construed as references to the SPA as amended by this Agreement.

4. Representations and Warranties. Each Party represents and warrants to the other Party as of the date hereof as follows:

(a) it is duly organized and existing under the laws of its respective jurisdiction and has corporate power and authority to execute, deliver and perform this Agreement;

(b) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate actions and all such actions have been validly and properly taken;

(c) this Agreement constitutes its legal and binding obligation, enforceable against it in accordance with its terms; and

(d) it has obtained all required authorizations, consents, permits or approvals (corporate, governmental or otherwise) for the execution, delivery and performance of this Agreement and all such authorizations, consents, permits or approvals are in full force and effect.

5. Governing Law. This Agreement shall be interpreted and all rights hereunder and provisions hereof shall be governed by the laws of the State of New York without reference to the conflict of laws principles thereof.

6. Disputes; Notices.

(a) The Parties agree that the provisions of Section 10.12 (Dispute Resolution) of the SPA shall apply to this Agreement as if set forth herein except that, where the context so requires, references to the SPA t shall be construed as references to this Agreement for the purpose of such incorporation.

(b) Any notice, application or other communication to be given or made under this Agreement shall be made or given as provided for in Section 10.9 (Notices) of the SPA, which shall be incorporated into this Agreement as if set forth in this Agreement except that, where the context so requires, references to the SPA t shall be construed as references to this Agreement for the purpose of such incorporation.

7. Assignments. The rights and obligations of the Parties under this Agreement shall not be assigned or delegated by any Party without the written consent of the other Party.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

BELMARK ENTERPRISES, INC.

By Name: Evgeny Roytman Title: Under Power of Attorney of July 18, 2006

SFMT-CIS, INC.

By Name: Jean-Pierre Vandromme Title: CEO